UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 6, 2005 (July 6, 2005)
                                                  ------------

                               Kaman Corporation
             (Exact name of registrant as specified in its charter)


                                  Connecticut
                 (State or other jurisdiction of incorporation)

                 0-1093                                           06-0613548
        (Commission File Number)                                (IRS Employer
                                                             Identification No.)
        1332 Blue Hills Avenue,
        Bloomfield, Connecticut                                     06002
(Address of principal executive offices)                          (Zip Code)

                          (860) 243-7100 Registrant's
                     telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 8.01.    Other Events.

              The Company announced that on June 29, 2005 it received a letter from Mason Capital Management ("Mason"), who is also a party to the previously disclosed agreement between Mason and the Kaman family, in which Mason represented that it owned 55,642 shares of Class B common stock and requested that it be permitted to review a list of the holders of Class B common stock in connection with its intention to purchase all outstanding shares of Class B common stock. As of this date, the Company has refused to comply with Mason's request as it believes that Mason has not met the statutory requirements necessary to obtain such a stockholder list.

              In addition, on July 6, 2005, as permitted under the Company's previously disclosed recapitalization agreement with members of the Kaman family, the Company submitted certain questions to arbitration as to whether or not the proposed transaction contemplated by the previously disclosed agreement between the Kaman family and Mason constitutes a "qualifying alternative transaction" under the recapitalization agreement. The Company also sent letters to the Kaman family and Mason requesting certain information regarding their discussions with respect to the Kaman family's shares of Class B common stock.

              Further detail on the proposed recapitalization and recapitalization agreement can be found in the recapitalization agreement, which was filed as Exhibit 2.1 to a Form 8-K filed by the Company on June 8, 2005.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By:   /s/  Robert M. Garneau
                                                 ----------------------------
                                                 Robert M. Garneau
                                                 Executive Vice President and
                                                 Chief Financial Officer


Dated: July 6, 2005